Exhibit 99.2
EARNINGS PRESENTATION FOURTH QUARTER

2024 NASDAQ: USCB USCB FINANCIAL HOLDINGS U.S.

CENTURY BANK

FORWARD-LOOKING STATEMENTS This presentation

may contain statements that are not historical in nature and are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 21E of the

Securities Exchange Act of 1934, as amended. Forward-looking statements are those that are not historical facts. The words “may,” “will,”

“anticipate,” “could,” “ should,” “would,” “believe,” “contemplate,”

“expect,” “aim,” “plan,” “estimate,” “continue,” “seek,” and

“intend,”, the negative of these terms, as well as other similar words and expressions of the future, are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements related to our projected growth, anticipated future financial performance, and management’s long-term performance

goals, as well as statements relating to the anticipated effects on our results of operations and financial condition from expected or potential developments or events, or business and growth strategies, including anticipated internal growth and balance sheet restructuring. These forward-looking statements involve significant risks and

uncertainties that could cause our actual results to differ materially from those anticipated in such statements. Potential risks and uncertainties include, but are not limited to: the strength of the United

States economy in general and the strength of the local economies in which we conduct operations; our ability to successfully

manage interest rate risk, credit risk, liquidity risk, and other risks inherent to our industry; the accuracy of our financial statement estimates and assumptions, including the estimates used for our credit loss reserve and deferred tax asset valuation allowance; the efficiency and effectiveness of our internal control procedures and processes;

our ability to comply with the extensive laws and regulations to
which we are subject, including the laws for each jurisdiction where we operate; adverse changes or conditions in the capital and financial markets, including actual or potential stresses in the banking industry; deposit attrition and the level of our uninsured deposits; legislative or regulatory changes and changes in accounting principles, policies,

practices or guidelines, including the on-going effects of the implementation of the Current Expected Credit Losses (“CECL”)

standard; the lack of a significantly diversified loan portfolio and the concentration in the South Florida market, including the risks of geographic, depositor, and industry concentrations, including our concentration in loans secured by real estate, in particular,

commercial real estate; the effects of climate change; the concentration of ownership of our common stock; fluctuations in the price of our common stock; our ability to fund or access the capital

markets at attractive rates and terms and manage our growth, both organic growth as well as growth through other means, such as future acquisitions; inflation, interest rate, unemployment rate, and market and monetary fluctuations; impacts of international hostilities and geopolitical events; increased competition and its effect on the pricing of our products and services as well as our net interest rate spread and net interest margin; the loss of key employees; the effectiveness of our risk management strategies, including operational risks, including,

but not limited to, client, employee, or third-party fraud and security breaches; and other risks described in this presentation and other filings we make with the Securities and Exchange Commission (“SEC”).

All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations. Therefore, you are cautioned not to place undue reliance on any forward-
looking statements. Further, forward-looking statements included in this presentation are made only as of the date hereof, and we undertake no obligation to update or revise any forward-looking statements to reflect events or circumstances occurring after the date on which the statements are made or to reflect the occurrence of unanticipated events, unless required to do so under the federal securities laws. You should also review the risk factors described in the reports USCB Financial Holdings, Inc. filed or will file with the

SEC. Non-GAAP Financial Measures This presentation includes financial information determined by methods other than in accordance

with generally accepted accounting principles (“GAAP”). This financial information includes certain operating performance measures.

Management has included these non-GAAP financial measures

because it believes these measures may provide useful supplemental information for evaluating the Company’s expectations and underly ing performance trends. Further, management uses these

measures in managing and evaluating the Company’s business and intends to refer to them in discussions about our operations and performance. Operating performance measures should be viewed in addition to, and not as an alternative to or substitute for, measures determined in accordance with GAAP, and are not necessarily

comparable to non-GAAP measures that may be presented by other companies. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures can be found in the Non-GAAP financial measures reconciliation tables included in this presentation.

All numbers included in this presentation are unaudited unless otherwise noted. 2

Q4 2024 HIGHLIGHTS GROWTH Average deposits increased

by $225.0 million or 11.8% compared to the fourth quarter 2023. Average loans increased $260.0 million or 15.3% compared to the fourth quarter

2023. Liquidity sources as of December 31, 2024, aggregated $679 million in on-balance sheet and off-balance sheet sources.

Tangible book value per common share (a non-GAAP measure)

(1) on December 31, 2024, was $10.81, which included an AOCI impact of ($2.24), increased $1.0 or 10.2% from $9.81 on December 31, 2023,

which included an AOCI impact of ($2.26). PROFITABILITY

Net income was $6.9 million or $0.34 per diluted share,

an increase of $4.2 million or 153.7% compared to the fourth quarter

2023. Net interest income before provision increased $5.0 million or 34.7% for the quarter compared to the fourth quarter 2023. Non-interest expense increased $2.1 million or 19.9% for the quarter compared to the fourth quarter 2023. Non-routine non-interest expenses accounted for

$1.0 million which had an impact of ($0.04) on diluted EPS.

ROAA was 1.08% in the fourth quarter 2024 compared to 0.48%

for the fourth quarter 2023. ROAE was 12.73% in the fourth quarter

2024 compared to 5.88% for the fourth quarter 2023. CAPITAL/

CREDIT The Company’s Board of Directors doubled the

quarterly cash dividend and declared a $0.10 per share of the Company’s

Class A common stock dividend on January 21, 2025. The dividend will be paid on March 5, 2025, to shareholders of record

at the close of business on February 14, 2025. At December 31, 2024, nonaccrual loans totaled $2.7 million. ACL coverage ratio was 1.22% at December

31, 2024, and 1.18% at December 31, 2023. Total stockholders'

equity increased by $23.4 million or 12.2% compared to December

31, 2023. (1) Non-GAAP financial measure. See reconciliation in this presentation. 3

HISTORICAL FINANCIALS EOP for Balance Sheet amounts Loans

(1) In millions $735 $1,973 2016 2017 2018 2019 2020 2021

2022 2023 2024 Deposits In millions $782 $2,174 2016 2017 2018

2019 2020 2021 2022 2023 2024 Total stockholders' equity In

millions $86 $215 2016 2017 2018 2019 2020 2021 2022 2023 2024

ACL/Total Loans (2) 1.17% 1.22% 2016 2017 2018 2019 2020

2021 2022 2023 2024 Net charge-offs ($1,019) ($26) 2016 2017 2018

2019 2020 2021 2022 2023 2024 Nonperforming Assets/Total

Assets 1.58% 0.10% 2016 2017 2018 2019 2020 2021 2022 2023

2024 Net Interest Income In millions $30 $70 2016 2017 2018

2019 2020 2021 2022 2023 2024 Efficiency ratio 94.15% 55.92%

2016 2017 2018 2019 2020 2021 2022 2023 2024 PTPP ROAA (3)

0.24% 1.58% 2016 2017 2018 2019 2020 2021 2022 2023

2024 (1) Loan amounts include deferred fees/costs. (2) ACL was calculated under the CECL standard methodology for all periods beginning

January 1, 2023, and the incurred loss methodology for all periods before. (3) Non-GAAP financial measure. See reconciliation in this presentation. 4

FINANCIAL RESULTS In thousands (except per share

data) Q4 2024 Q3 2024 Q4 2023 Balance Sheet (EOP) Total

Securities $424,915 $426,528 $404,303 Total Loans (1) $1,972,848

$1,931,362 $1,780,827 Total Assets $2,581,216 $2,503,954

$2,339,093 Total Deposits $2,174,004 $2,126,617 $1,937,139

Total Equity (2) $215,388 $213,916 $191,968 Income Statement

Net Interest Income $19,358 $18,109 $14,376 Non-Interest Income

$3,627 $3,438 $1,326 Total Revenue (3) $22,985 $21,547

$15,702 Provision for Credit Losses $1,030 $931 $1,475 Non

-Interest Expense $12,854 $11,454 $10,719 Net Income $6,904 $6,949

$2,721 Diluted Earning Per Share (EPS) $0.34 $0.35 $0.14

Weighted Average Diluted Shares 20,183,731 19,825,211

19,573,350 (1) Loan amounts include deferred fees/costs. (2)

Total Equity includes accumulated comprehensive loss of $44.5 million for Q4 2024, $38.0 million for Q3 2024, and $44.3 million for

Q4 2023. (3) Equals net interest income plus non-interest income.

5

KEY PERFORMANCE INDICATORS Q4 2024 Q3 2024 Q4

2023 In thousands (except for TBV/share) GROWTH Total Assets

(EOP) $2,581,216 $2,503,954 $2,339,093 Total Loans (EOP)

$1,972,848 $1,931,362 $1,780,827 Total Deposits (EOP) $2,174,004

$2,126,617 $1,937,139 Tangible Book Value/Share

(1)(2) $10.81 $10.90 $9.81 PROFITABILITY Return On Average

Assets (ROAA) (3) 1.08% 1.11% 0.48% Return On Average

Equity (ROAE) (3) 12.73% 13.38% 5.88% Net Interest Margin (3) 3.16%

3.03% 2.65% Efficiency Ratio 55.92% 53.16% 68.27% Non

-Interest Expense/Avg. Assets (3) 2.01% 1.83% 1.87% CAPITAL/CREDIT

Tangible Common Equity/Tangible Assets (1) 8.34% 8.54%

8.21% Total Risk-Based Capital (4) 13.51% 13.22% 12.78%

NCO/Avg Loans (3) 0.00% 0.00% 0.00% NPA/Assets

0.10% 0.11% 0.02% Allowance for Credit Losses/Loans 1.22%

1.19% 1.18% (1) Non-GAAP financial measures. See reconciliation in this presentation. (2) AOCI effect on tangible book value per share was ($2.24) for Q4 2024, ($1.94) for Q3 2024 and ($2.26)

for Q4 2023. (3) Annualized. (4) Reflects the Company's regulatory capital ratios which are provided for informational purposes only;

as a small bank holding company, the Company is not subject

to regulatory capital requirements. 6

DEPOSIT PORTFOLIO Deposits AVG In millions $1,914

$2,049 $2,083 $2,078 $2,139 $282 $323 $316 $326 $341 $1,005

$1,098 $1,101 $1,085 $1,156 $50 $53 $56 $58 $51 $577 $575 $610

$609 $591 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Non-interest

-bearing deposits Interest-bearing checking deposits Money market and savings Time deposits Deposit Cost (1) 5.50% 5.50% 5.50%

5.00% 4.50% 2.53% 2.76% 2.64% 2.66% 2.48% Q4 2023 Q1

2024 Q2 2024 Q3 2024 Q4 2024 Deposit Cost Fed Funds Rate (upper bound) Commentary Average deposits

increased $61.1 million or 11.7% annualized compared

to the prior quarter and increased $225.0 million or 11.8% compared to the fourth quarter 2023. DDA was 27.6% of total average

deposits. The quarterly average cost of total deposits decreased 18 bps compared to the prior quarter and 5 bps compared to the fourth quarter 2023.

(1) Reflects effect of non-interest-bearing deposits. 7

LOAN PORTFOLIO Total Loans (AVG) In millions

$1,699 $1,782 $1,828 $1,878 $1,959 Q4 2023 Q1 2024 Q2 2024 Q3

2024 Q4 2024 Loan Yields 5.79% 6.01% 6.16% 6.32% 6.25%

"46 bps Q4'23 vs Q4'24" Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4

2024 Commentary Average loans increased $80.3 million or 17.0%

annualized compared to prior quarter and $260.0 million or 15.3%

compared to the fourth quarter 2023. Loan yield decreased

7 bps compared to the prior quarter and increased 46 bps compared to the fourth quarter 2023. 8

LOAN PRODUCTION Net Loan Production Trend In millions

8.00% 8.16% 8.01% 7.75% 7.14% $150 $46 $131 $91 $155 $108

$157 $95 $161 $123 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024

Loan production/Line changes Loan Amortization/payoffs New

loans weighted average coupon Loan Composition Trend EOP

(1) In millions $948 $1,965 28% 15% 63% 58% 9% 27% Jun -20 Dec

-24 Residential real estate Commercial real estate Real Estate Loans

Commercial and industrial, Correspondent banks, and Consumer and other (1) Excludes deferred fees/cost. Commentary $161.3 million in new loan production in the fourth quarter 2024. Weighted average coupon on new loans was 7.14% for fourth quarter

2024, 89 bps above portfolio weighted average yield. Loan composition shift from real estate loans to non-CRE loans further diversifies our loan portfolio. 9

NET INTEREST MARGIN Net Interest Income/Margin (1) In thousands

(except ratios) 2.65% 2.62% 2.94% 3.03% 3.16% $14,376 $15,158

$17,311 $18,109 $9,358 Q4 2023 Q1 2024 Q2 2024 Q3 2024

Q4 2024 Net interest income NIM Interest-Earning Assets

Mix (AVG) 2% 5% 4% 3% 2% 19% 18% 19% 18% 18%

79% 77% 77% 79% 80% Q4 2023 Q1 2024 Q2 2024 Q3 2024

Q4 2024 Total Loans Investment Securities Cash Balances

& Equivalents Commentary Net interest income increased $1.2

million or 27.4% annualized compared to prior quarter and $5.0 million or 34.7% compared to the fourth quarter 2023. Net interest margin increased 13 bps compared to prior quarter and 51 bps compared to fourth quarter 2023. NIM drivers: Proactive deposit cost reduction initiatives. Interest-earning asset mix improved. (1) Annualized.

10

INTEREST RATE SENSITIVITY Loan Portfolio Repricing

Profile by Rate Type Hybrid ARM 3% Fixed Rate 41 % Variable

Rate 56% 28% 10% 62% Prime CMT SQFR Loan Repricing Schedule

Variable/Hybrid Rate Loans 24% 41% 12% 23% yrs.

1-2 yrs. 2-3 yrs. >3 yrs. Static NII Simulation Year 1

& 2 -100 -1.2$ 0.6% +100 -100 -4.6% 3.3% +100 Net interest income changes from base ($ in thousands and % change) 11

ASSET QUALITY Allowance for Credit Losses In thousands (except ratios) 1.18% 1.18% 1.19% 1.19% 1.22% $21,084 $21,454 $22,230 $23,067

$24,070 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Allowance

for credit losses ACL/Total loans Non-performing Loans In thousands

(except ratios) 0.03% 0.03% 0.04% 0.14% 0.14% $468 $456 $758

$2,725 $2,707 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Non-accrual loans Non-performing loans to total loans Commentary Allowance for credit losses increased $1.0 million compared to prior quarter and

$3.0 million compared to fourth quarter 2023. ACL coverage

ratio was at 1.22% as of December 31, 2024. One C&I loan for $403 thousand, two consumer loans totaling $2.0 million, and one residential real estate loan for $314 thousand were classified as nonaccrual as of December 31, 2024. Classified Loans (1) to Total Loans

0.53% 0.44% 0.45% 0.39% 0.37% Q4 2023 Q1 2024 Q2 2024 Q3 2024

Q4 2024 (1) Loans classified as substandard at period end. No loans classified doubtful at any of the dates presented. 12

LOAN PORTFOLIO MIX Loan Portfolio Mix (1) Residential real

estate CRE - Owner occupied CRE - Non-owner occupied Commercial and industrial Correspondent banks Consumer and other

10% 15% 10% 48% 13% 4% $1,965 MM(1) Commentary

Total loan balance at quarter end was $1,965 million (1).

Commercial Real Estate (owner occupied and non-owner occupied)

was 57% or $1,128 million of the total loan portfolio(1). CRE mix is diversified and granular. Retail non-owner occupied makes up 27% of total CRE or $305.0 million. CRE Loan Mix Land/Construction

3% Other 3% Retail 27% Multifamily 18% CRE - Owner Occupied

18% Office 10% Warehouse 12% Hotels 9% $1,128MM

As of 12/31/24 Excludes deferred fees/cost Includes loan types: office,

warehouse, retail, and other CRE Loan Portfolio (non-owner

occupied and owner occupied) Weighted Average Loan

Type Outstanding Balance (1) LTV (2) DSCR (3) Average

Loan Size (1) Retail $326 56% 1.59 $3.0 Multifamily $204 56%

1.34 $1.7 Office $184 56% 1.85 $1.5 Warehouse $192 57% 1.72

$1.6 Hotel $102 56% 2.05 $5.1 Other $83 57% 1.93 $1.7 Land/Construction

$38 47% NA $2.0 (1) Balance in millions. Excludes deferred

fees/cost. (2) LTV - Loan to value ratio. (3) DSCR - Debt service coverage ratio. 13

NON-INTEREST INCOME In thousands (except ratios) Q4 2024 Q3

2024 Q2 2024 Q1 2024 Q4 2023 Total service fees

$2,667 $2,544 $1,977 $1,651 $1,348 Wire fees $587 $563 $557 $521

$518 Swap fees $1,076 $1,285 $650 $285 $16 Other $1,004 $696

$770 $845 $814 Gain (loss) on sale of securities available for sale

- - 14 - (883) Gain on sale of loans held for sale 154 109 417 67

105 Other income 806 785 803 746 756 Total non-interest income

$3,627 $3,438 $3,211 $2,464 $1,326 Average total assets

$2,544,592 $2,485,434 $2,479,222 $2,436,103 $2,268,811 Non

-interest income/Average assets (1) 0.57% 0.55% 0.52%

0.41% 0.23% Commentary Service fees increased $1.3 million

compared to the fourth quarter 2023 mainly due to loan swap fees,

wire fees, and loan pre-payment penalties. Gain on sale of SBA

7a loans represented $154 thousand for the fourth quarter 2024.

Non-interest income is 15.8% of total revenue for fourth

quarter 2024 and 0.57% to average assets; both metrics are higher compared to fourth quarter 2023. (1) Annualized. 14

NON-INTEREST EXPENSE

In thousands (except ratios)

	Q4 2024	Q3 2024	Q2 2024	Q1 2024	Q4 2023
Salaries and employee benefits	$7,930	$7,200	$7,353	$6,310	$6,104
Occupancy	1,337	1,341	1,266	1,314	1,262
Regulatory assessments and fees	405	452	476	433	412
Consulting and legal fees	552	161	263	592	642
Network and information technology services	494	513	479	507	552
Other operating expense	2,136	1,787	1,723	2,018	1,747
Total non-interest expense	**$12,854**	**$11,454**	**$11,560**	**$11,174**	**$10,719**
Efficiency ratio	55.92%	53.16%	56.33%	63.41%	68.27%
Non-interest expense/Average assets [(1)]	2.01%	1.83%	1.88%	1.84%	1.87%
Full-time equivalent employees	199	198	197	199	196

Commentary – Q4 2024 Vs Q3 2024

Q4'24 Routine Increases: $362k

Salaries and employee benefits increased $110 thousand due to merit increases and higher replacement cost of personnel.

Consulting and legal expenses increased $218 thousand due to timing of billings throughout the year.

Other operating expense increased $104 thousand mainly due to internet banking fees and item processing expenses.

Occupancy, regulatory assessment and fees, and network and information technology had a net decrease of $70 thousand.

Q4'24 Non-Routine Increases: $1,038k
Diluted EPS Impact ($0.04)

Salaries and employee benefits increased $620 thousand due to restricted stock award expense (a shorter initial vesting period; annual expense was recognized in two months).

Legal expenses increased $173 thousand for various items for which we expect reimbursement in coming quarters.

Other operating expense increased $174 thousand related to forced-place insurance related to borrowers. The Company expects to receive reimbursements in coming quarters. Additionally, other operating expense increase due to $71 thousand excise tax related to the Company's stock repurchases pursuant to its previously announced stock repurchase programs.

(1) Annualized.

15

CAPITAL Capital Ratios (1) Leverage Ratio TCE/TA (2) Tier

1 Risk-Based Capital Total Risk-Based Capital AOCI

In Millions Q4 2024 9.53% 8.34% 12.28% 13.51% ($44.5) Q3

2024 9.34% 8.54% 12.01% 13.22% ($38.0) Q4 2023 9.28% 8.21%

11.62% 12.78% ($44.3) Well-

Capitalized 5.00% NA 8.00% 10.00% Commentary The Company

paid in December 2024 a cash dividend of $0.05 per share

of the Company’s Class A common stock; the aggregate distributed dividend amount was $1.0 million. The Company doubled the

size of the quarterly dividend to $0.10 per share for first quarter

2025. Q4 2024 EOP common stock shares outstanding: 19,924,632.

(1) Reflects the Company's regulatory capital ratios which

are provided for informational purposes only; as a small bank holding company, the Company is not subject to regulatory capital

requirements. (2) Non-GAAP financial measures. See

reconciliation in this presentation. 16

TAKEAWAYS Leading franchise located in

one of the most attractive banking markets in Florida and the U.S.

Robust organic growth Strong asset quality, with minimal

charge-offs experienced since 2015 recapitalization Experienced and tested management team Strong profitability, with pathway for future enhancement identified Core funded deposit base

with 28% non-interest-bearing deposits (Avg.) 17

APPENDIX - NON-GAAP RECONCILIATION In thousands

(except ratios) In thousands (except ratios) As of or For the Three

Months Ended 12/31/2024 9/30/2024 6/30/2024 3/31/2024 12/31/2023

Pre-tax pre-provision ("PTPP") income: Net income Plus: Provision income taxes Plus: Provision tax credit losses PTPP income

PTPP return on average assets PTPP income Average assets

PIPP return on average assets Operating net income: Net income Less:

Net gains (losses) on sale of securities Less: Tax effect

on sale of securities Operating net income Operating PTPP income:

PTPP income Less: Net gains (losses) on sale of securities Operating

PTPP income Operating PTPP return on average assets Operating

PTPP income Average assets Operating PTPP return on average

assets Operating

return on average assets Operating net income Average

assets Operating return on average assets Operating return on average equity: Operating net income Average equity Operating return on average equity S 6,904 S 6,949 S 6,209 S 4,612 S 2,721 2,197 2,213 1,967 1,426

787 1,030 931 786 410 1,475 S 10,131 S 10,093 S 8,962

S 6,448 S 4,983 (1) S 10,131 S 10,093 S 8,962 S 6,448 S 4,983 s 2,544,592

s 2,485,434 s 2,479,222 s 2,436,103 s 2,268,811 (2) 1.58% 1.62%

1.45% 1.06% 0.87% (1) S 6,904 S 6,949 S 6,209 S 4,612

S 2,721 - - 14 - (883) - - (4) 224 S 6,904 S 6,949 S 6,199 S 4,612

S 3,380 1) s 10,131 s 10,093 s 8,962 s 6,448 s 4,983 c 10131 c 10

003 c 14 8 048 c s 448 c (883) c 2cc • • • • (1) s 10,131 s 10,093

s 8,948 s 6,448 s 5,866 s 2,544,592 s 2,485,434 s 2,479,222 s 2,436,103

s 2,268,811 (2) 1.58% 1.62% 1.45% 1.06% 1.03% (1) S 6,904

S 6,949 S 6,199 S 4,612 S 3,380 S 2,544,592 s 2,485,434 S 2,479,222

S 2,436,103 S 2,268,811 (2) 1.08% 1.11% 1.01% 0.76% 0.59%

(1) • s 215,715 • s -,”9 206,641 • s 197,755 • s --- 193,092 • s 183,629

(2) 12.73% 13.38% 12.61% 9.61% 7.30% Operating

Revenue:
(1) Net interest income S 19,358 S 18,109 S 17,311 S 15,158

S 14,376 Non-interest income 3,627 3,438 3,211 2,464 1,326 Less:

Net gains (losses) on sale of securities Operating revenue

c 23 02c c 21 EA7 c 14 20 E09 c 17 £23 c (883) 1c coc — — — — —

Operating Efficiency Ratio: (1) Total non-interest expense

s 12,854 s 11,454 s 11,560 s 11,174 s 10,719 Operating revenue

Operating efficiency ratio s 22,985 55.92% s 21,547 53.16% s

20,508 56.37% s 17,622 63.41% s 16,585 64.63% (1)The Company

believes these non-GAAP measurements are key indicators ofthe ongoing eamings power of the Company. (2) Annualized

18

APPENDIX – NON-GAAP RECONCILIATION

In thousands (except ratios and share data)

		As of or For the Three Months Ended				
		12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023
Tangible book value per common share (at period-end):	(1)					
Total stockholders' equity		$ 215,388	$ 213,916	$ 201,020	$ 195,011	$ 191,968
Less: Intangible assets		-	-	-	-	-
Tangible stockholders' equity		$ 215,388	$ 213,916	$ 201,020	$ 195,011	$ 191,968
Total shares issued and outstanding (at period-end):						
Total common shares issued and outstanding		19,924,632	19,620,632	19,630,632	19,650,463	19,575,435
Tangible book value per common share	(2)	$ 10.81	$ 10.90	$ 10.24	$ 9.92	$ 9.81
Operating diluted net income per common share:	(1)					
Operating net income		$ 6,904	$ 6,949	$ 6,199	$ 4,612	$ 3,380
Total weighted average diluted shares of common stock		20,183,731	19,825,211	19,717,167	19,698,258	19,573,350
Operating diluted net income per common share:		$ 0.34	$ 0.35	$ 0.31	$ 0.23	$ 0.17
Tangible Common Equity/Tangible Assets	(1)					
Tangible stockholders' equity		$ 215,388	$ 213,916	$ 201,020	$ 195,011	$ 191,968
Tangible total assets	(3)	$ 2,581,216	$ 2,503,954	$ 2,458,270	$ 2,489,142	$ 2,339,093
Tangible Common Equity/Tangible Assets		8.34%	8.54%	8.18%	7.83%	8.21%

(1) The Company believes these non-GAAP measurements are key indicators of the ongoing earnings power of the Company.

(2) Excludes the dilutive effect, if any, of shares of common stock issuable upon exercise of outstanding stock options.

(3) Since the Company has no intangible assets, tangible total assets is the same amount as total assets calculated under GAAP.

19

CONTACT INFORMATION LOU DE LA AGUILERA

Chairman, President & CEO (305) 715-5186 laguilera@uscentury.com

ROB ANDERSON EVP, Chief Financial Officer (305)

715-5393 rob.anderson@uscentury.com INVESTOR RELATIONS

InvestorRelations@uscentury.com 20